Exhibit 99.2
Nations Health

Nations Health
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about NationsHealth. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of NationsHealth’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: the effectiveness of the Company’s marketing efforts to generate additional revenues in the short term, obstacles in our ability to continue our retail initiative and our relationship with managed care organizations, changes in Medicare, Medicaid, Tricare, Champus and any other state or national-based reimbursement program; changing interpretations of generally accepted accounting principles; outcomes of government reviews of NationsHealth’s business practices; and related inquiries and, investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which NationsHealth is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of medical products and pharmacy benefits; timing and market acceptance of new products sold by NationsHealth; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in NationsHealth’s filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. NationsHealth assumes no obligation to update the information contained in this presentation.

Nations Health Quick Facts
· NASDAQ: NHRX, NHRXW
· Current market cap:
$170+ Million · 350+ employees
· Over 2.2 million cardholders
· Over 113,000 patients
· Fully licensed pharmacy and distribution center
· Becton, Dickinson is a strategic investor
($4 million)

Nations Health
The Business of NationsHealth
Aggregating the lives of Medicare and Managed Care patients through:
Direct to consumer advertising (Medicare business)
Managed Care relationships
Retail pharmacy relationships
Supplying our patients with:
Discount prescription cards
Diabetes, respiratory and ostomy supplies
Creating a recurring revenue stream
Preparing for MMA changes in 2006

Built and Positioned for MMA Management focus on MMA Cardholder aggregation creates: Patient Relationships Captive Market Base PBM Services Strategic & Insurer relationships

Experiencing Rapid Growth of Our Client Base Nations Health
· Prescription Discount Card Programs – 2.2+ million cardholders – Accepted at 50,000+ pharmacies nationwide – PrecisionDiscounts Medicare
approved card venture with WellPoint Pharmacy Management
· Over 113,000 Medicare Part B
supply patients – 86,000 diabetes supply patients – 26,000 respiratory supply & medication patients – 1,000 ostomy supply patients

Operations Nations Health Patient Lifecycle
Management
Document Mgmt./Rx Renewal
Patient Assessment
Insurance Verification
Rx/DO Verified with Doctor
Audit & Order Fulfillment
Assignment of Benefits Collection
Inquiry
Care, Compliance, & Utilization

Nations Health
Our Core Medicare Business
Capture specific disease states in proprietary patient database
Individually assess patients...one-on-one
Provide home delivery of medical products and medications
Generate multiple reorders per year=long-term recurring revenue stream from each patient
Bill Medicare Part B for 80% of payment, reducing or eliminating patients’ out-of-pocket costs

Nations Health Medicare Business Rapid Growth of Patient Base Part B Medicare Services 2003
2004
Rapid Growth of Patient Base
Part B Medicare Services
Medicare Business
capitalization

Nations Health 365
170
25
Patients Acquired
$180
Diabetes patients
Respiratory patients
Ostomy patients
Per Patient Acquisition Cost
per $100,000 Spent
(advertising, call center and fulfillment)
Direct to Consumer
Patient Acquisition Costs
Medicare Business

- $100,000 PAC is a one time expense - - $405,000 Annualized Revenue is a recurring stream - Medicare Business Patient Economics (per $100,000 PAC) Diabetes Respiratory Ostomy Annual Revenue per Patient $530 $1,100 $1,000 Qualified Leads 1,200 900 80 Total Patients 365 170 25 Total Annualized Revenues $193,000 $187,000 $25,000 Specialty Pharma Oncology Oxygen Future Services:

An Example of Leveraging Current Specialty Pharma Leads into Revenue 70 MS Qualified Leads per $100,000 patient acquisition cost Average MS patient generates $12,000 per year in recurring revenue Patient acquisition costs are sunk, minimal shipping and fulfillment costs Medicare Business

Nations Health
Managed Care Business
Direct home delivery of medical supplies to managed care providers’ members
Medicare supplemental
Commercial insurance/Medicare HMOs
Partnership with WellPoint Health Networks
We are the provider of medical supplies to 5 of its managed care programs
Market PrecisionDiscounts, a joint Medicare approved discount drug card
Actively seeking to expand managed care business
Managed Care Business

Managed Care Business: Key Business Components Low patient acquisition costs 3rd party payors = Low bad debt Medicare Supplement: Gross margins similar to core Medicare business Commercial Insurance: Gross margins similar to core Medicare business Managed Care Business

Nations Health Retail Program In-store diabetes supply program serving Medicare enrollees
Customers purchase supplies from local pharmacies and are responsible only for co-pay
Retailer benefits by:
Maintaining store traffic
Maintaining some margin on diabetes product
Eliminating Medicare paperwork
We have lower patient acquisition costs, but lower gross margins than our core Medicare business
Retail Business

Nations Health
Retail Program Growth Kmart: Our First Retail Program
Approximately 6,400 new patients since inception in May 2004 May June. Jul. Aug. Sept. Oct. Nov. Dec. East 90 955 2319 3444 4108 4947 5600 6469
Retail Business

Nations Health
Retail Program Growth Strategy
Retail Business
Retail Program Growth Strategy
Increase product offerings
Respiratory care medications & supplies
Specialty pharmaceuticals
Oxygen
Oncology
Expand to other retailers

Nations Health
2006 Patient Care Options In 2006, a patient will have three distinct care options:
No Change MCO/ HMO under Part D PDP under Part D

Nations Health
Experienced Management
Arthur Spector Chairman Glenn M. Parker, MD Chief Executive Officer Lewis Stone President and Chief Information Officer Timothy Fairbanks Chief Financial Officer

Nations Health
Financial Overview

Nations Health
Quarterly Revenue Growth
Q1 ‘03 Q2 ‘03 Q3 ‘03 Q4 ‘03 Q1 ‘04 Q2 ‘04 Q3 ‘04 Q4 ‘04 Revenue 4702 5188 5570 10267 13305 18580 20087 22200
($ in 000s)

Income Statement ($ in 000s) 2004 2003 2002 Revenue $74,222 $25,726 $ 2,541 Gross Profit 51,504 15,827 897 Patient Acquisition 23,151 6,779 887 Operating Expenses 54,777 12,874 1,865 Net Loss (GAAP basis) $(26,424) $(3,826) $(1,855) Net Loss Excluding Charge1 $(12,717) 1 Non-GAAP measure excluding non-cash charge of $13,707 for stock bonus plan

Nations Health
Balance Sheet (12/31/04)
Cash 2,904 Other Current Assets 14,356 Non-Current Assets 2,116 Total Assets 19,376 Current Liabilities 16,958 Long-Term Debt 2,625 Equity (207) Total Liabilities and Equity 19,376
($ in 000s)

Nations Health Investment Summary
· Proven business model
· Multiple recurring revenue streams
· Proprietary and valuable patient database
· Diversified growth opportunities
· Strong customer service and fulfillment capabilities

Nations Health